CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of his knowledge, that:

     1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST(the "Issuer") and its separate series for the period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



By:      /s/ Ronald Baron                            Date:    December 7, 2007
         ---------------------------
             Ronald Baron
             Chief Executive Officer

                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of her knowledge, that:

     1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the "Issuer") and its separate series for the period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


By:      /s/ Peggy Wong                              Date:    December 7, 2007
         -----------------------------------------
             Peggy Wong
             Treasurer and Chief Financial Officer